                                                                                                    Exhibit 21

                                          Subsidiaries of the Registrant

--------------------------------------------------------------------------------------------------------------
                                            YEAR & STATE
        NAME & ADDRESS                      INCORPORATED                         OWNERSHIP
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
EDJ Leasing Co., L.P.                    Missouri                 99% Limited Partner (LP) Interest of the
12555 Manchester Rd.                     Limited Partnership      Jones Financial Companies, LLLP (JFC), and
St. Louis, MO 63131                      (1987)                   1% General Partner (GP) Interest in LHC.
--------------------------------------------------------------------------------------------------------------
LHC, Inc.                                Missouri                 100% Wholly owned Subsidiary of JFC.
12555 Manchester Rd.                     Corporation
St. Louis, MO 63131                      (1987)
--------------------------------------------------------------------------------------------------------------
Unison Capital Corp.                     Missouri                 100% Wholly owned subsidiary of LHC, Inc.
12555 Manchester Rd.                     Corporation
St. Louis, MO 63131                      (1987)
--------------------------------------------------------------------------------------------------------------
Unison Investment Trusts, L.P.           Missouri                 99% LP Interest of JFC, and 1% GP interest
12555 Manchester Rd.                     Limited Partnership      in Unison Capital Corp.
St. Louis, MO 63131                      (1987)
--------------------------------------------------------------------------------------------------------------
Boone National Savings and Loan          Missouri                 100% Wholly owned subsidiary of JFC.
Association, F.A.                        Federally Chartered
901 E. Broadway                          Stock Savings and Loan
Columbia, MO 65205                       Association
                                         (1896)
--------------------------------------------------------------------------------------------------------------
EDJ Holding Co., Inc.                    Missouri                 100% Wholly owned subsidiary of JFC.
12555 Manchester Rd.                     Corporation
St. Louis, MO 63131                      (1987)
--------------------------------------------------------------------------------------------------------------
Edward D. Jones & Co., L.P.              Missouri                 99% LP Interest of JFC, and 1% GP Interest
12555 Manchester Rd.                     Limited Partnership      of EDJ Holding Co, Inc.
St. Louis, MO 63131                      (1987)
--------------------------------------------------------------------------------------------------------------
Edward D. Jones & Co. Canada Holding     Ontario, Canada          100% Wholly owned subsidiary of Edward D.
Co., Inc.                                Corporation              Jones & Co., L.P (EDJ)
Sussex Centre, Suite 902                 (1993)
90 Burnhamthorpe Road, West
Mississauga, Ontario, Canada
L5B 3C3
--------------------------------------------------------------------------------------------------------------
Edward Jones (Canada)                    Ontario, Canada          99% LP Interest by EDJ, and 1% GP Interest
Sussex Centre, Suite 902                 Limited Partnership      by Edward D. Jones & Co. Canada Holding
90 Burnhamthorpe Road, West              (1993)                   Co., Inc.
Mississauga, Ontario, Canada
L5B 3C3
--------------------------------------------------------------------------------------------------------------
Edward D. Jones & Co. Agency Holding     Ontario, Canada          100% Wholly owned subsidiary of Edward
Co., Inc.                                Corporation              Jones (Canada)
Sussex Centre, Suite 902                 (1995)
90 Burnhamthorpe Road, West
Mississauga, Ontario, Canada
L5B 3C3
--------------------------------------------------------------------------------------------------------------


                                     66


                                                                                        Exhibit 21 (continued)

--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency (Quebec)   Ontario, Canada          100% Wholly owned subsidiary of Edward D.
Inc.                                     Corporation              Jones & Co. Agency Holding Co., Inc.
Sussex Centre, Suite 902                 (2002)
90 Burnhamthorpe Road, West
Mississauga, Ontario, Canada
L5B 3C3
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency            Ontario, Canada          99% LP Interest by Edward Jones (Canada),
Sussex Centre, Suite 902                 Limited Partnership      and 1% GP Interest by Edward D. Jones &
90 Burnhamthorpe Road, West              (1995)                   Co. Agency Holding Co. Inc.
Mississauga, Ontario, Canada
L5B 3C3
--------------------------------------------------------------------------------------------------------------
Edward Jones Limited                     United Kingdom           100% Wholly owned subsidiary of Edward D.
7 Westferry Circus                       Private Limited          Jones & Co., L.P.
Canary Wharf                             Company (PLC)
London, E14 4HH                          (1997)
--------------------------------------------------------------------------------------------------------------
Edward Jones Nominees Limited            United Kingdom           100% Wholly owned subsidiary of Edward
7 Westferry Circus                       PLC                      Jones Limited (EJL)
Canary Wharf                             (2000)
London, E14 4HH
--------------------------------------------------------------------------------------------------------------
EJ Mortgage, L.L.C.                      Missouri                 100% Wholly owned subsidiary of EDJ.
12555 Manchester Rd.                     Limited Liability
St. Louis, MO 63131                      Company (L.L.C.)
                                         (1998)
--------------------------------------------------------------------------------------------------------------
Conestoga Securities, Inc.               Missouri                 100% Wholly owned subsidiary of EDJ
12555 Manchester Rd.                     Corporation
St. Louis, MO 63131                      (1987)
--------------------------------------------------------------------------------------------------------------
EDJ Ventures, Ltd.                       Missouri                 99% LP Interest by EDJ, and 1% GP Interest
12555 Manchester Rd.                     Limited Partnership      by Conestoga Securities Inc.
St. Louis, MO 63131                      (1987)
--------------------------------------------------------------------------------------------------------------
CIP Management, L.P.                     Missouri                 99% LP Interest by EDJ Ventures, LP., and
12555 Manchester Rd.                     Limited Partnership,     1% GP Interest by CIP Management, Inc.
St. Louis, MO 63131                      Limited Liability
                                         Limited Partnership
                                         (1989)
--------------------------------------------------------------------------------------------------------------
CIP Management, Inc.                     Missouri                 100% Wholly owned subsidiary of Conestoga
12555 Manchester Rd.                     Corporation              Securities, Inc.
St. Louis, MO 63131                      (1989)
--------------------------------------------------------------------------------------------------------------
Passport Research, Ltd.                  Pennsylvania             49.5% Limited Partnership Interest by EDJ
Federated Investors Tower                Limited Partnership
Pittsburgh, PA 15222                     (1987)
--------------------------------------------------------------------------------------------------------------
S-J Capital Corp.                        Missouri                 50% Equity Ownership by EDJ
12555 Manchester Rd.                     Corporation
St. Louis, MO 63131                      (1987)
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency Holding,   Missouri                 100% Ownership Interest by EDJ
L.L.C.                                   L.L.C.
4725 North Ocean Drive                   (1997)
Ft. Lauderdale, FL 33308
--------------------------------------------------------------------------------------------------------------

                                     67


                                                                                        Exhibit 21 (continued)
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency of         Wyoming                  100% Ownership Interest by Edward Jones
Wyoming, L.L.C.                          L.L.C.                   Insurance Agency Holding, LLC
320 South Federal                        (1997)
Riverton, WY 82501
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency of         California               99% Ownership Interest by California
California, L.L.C.                       L.L.C.                   Agency Holding, L.L.C., and 1% Ownership
650 Alamo Pintado Rd., Ste. 202          (1998)                   Interest by Edward Jones Insurance Agency
Solvang, CA 93463                                                 Holding, LLC
--------------------------------------------------------------------------------------------------------------
California Agency Holding, L.L.C.        California               100% Ownership Interest by EDJ
650 Alamo Pintado Rd., Ste. 202          L.L.C.
Solvang, CA 93463                        (1998)
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency of New     New Mexico               100% Ownership Interest by EDJ
Mexico, L.L.C.                           L.L.C.
9200 Montgomery Blvd. NE                 (1997)
Albuquerque, MM 87111
--------------------------------------------------------------------------------------------------------------
Edward Jones Insurance Agency of         Massachusetts            100% Ownership Interest by EDJ
Massachusetts, L.L.C.                    L.L.C.
17 Pray Street                           (1998)
Amherst, MA 01002
--------------------------------------------------------------------------------------------------------------
Customer Asset Protection Company        Delaware                 7% Ownership Interest by EDJ
Holdings, Inc.                           Corporation
c/o Marsh USA Inc.                       (2003)
1166 Avenue of the Americas
New York, NY 10036
--------------------------------------------------------------------------------------------------------------

                                     68